Supplement dated April 7, 2016 to the Wilmington Funds Combined Statutory Prospectus

dated August 31, 2015, as supplemented (the “Prospectus”)

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Effective April 7, 2016, the information in the Prospectus with respect to each of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund will be amended, replaced or deleted as follows:

1. The following amends and replaces the entire existing text in the first paragraph under the “Principal Risks of Investing in the Fund” sections on pages 53, 56, 59, 62, 74 and 75 of the Prospectus:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

The primary factors that may reduce the Fund’s returns include:

2. The following existing text in the “Principal Risks of Investing in the Fund” sections on pages 54, 57, 59 and 63 of the Prospectus is hereby deleted in its entirety.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please keep this Supplement for future reference

SP-WT-PRO-003-040716